UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 23, 2011
STEWART INFORMATION SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-02658	74-1677330
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)
1980 Post Oak Blvd, Houston, Texas 77056
(Address Of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (713) 625-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4))

Item 7.01	Regulation FD Disclosure.
     On April 23, 2011, InformationWeek published a profile of our Chief Information Officer Murshid Khan. The profile included certain disclosures regarding our IT infrastructure based on 2009 year-end data. The disclosures do not address the Company’s overall technology activities. A copy of the profile is attached hereto as Exhibit 99.1. In 2010, InformationWeek ranked Stewart Information Services Corporation 34th in its InformationWeek 500, which honors the top 500 companies in IT and technology innovation. Mr. Khan was primarily responsible for the implementation of the Company’s recent efforts to transform its technology platform, which resulted in our recognition in the InformationWeek rankings.

Item 9.01	Financial Statements and Exhibits.
     99.1      Profile in InformationWeek, April 23, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION
By:	/s/ J. Allen Berryman
J. Allen Berryman, Executive Vice President,
Secretary, Treasurer and Principal Financial Officer

Date: April 25, 2011